Nationwide Life and Annuity Insurance Company: • Nationwide VL Separate Account-D

Prospectus supplement dated April 23, 2007 to
Prospectus dated May 1, 2006

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective May 1, 2007, the AIM Variable Insurance Funds – AIM V.I. Small Cap Growth Fund: Series I Shares Sub-Account will merge into the AIM Variable Insurance Funds – AIM V.I. Small Cap Equity Fund: Series I Shares Sub-Account.

As a result, any of your policy value invested in AIM V.I. Small Cap Growth Fund: Series I Shares Sub-Account will be merged into the AIM V.I. Small Cap Equity Fund: Series I Shares Sub-Account. Any portion of your future Premium allocated to the AIM V.I. Small Cap Growth Fund: Series I Shares Sub-Account should be re-directed to another Sub-account available under your policy.

Effective as of the close of trading of the New York Stock Exchange on April 30, 2007, any Dollar Cost Averaging, Systematic Withdrawals, Asset Rebalancing or other administrative program that includes transfers of policy value or allocations to the AIM V.I. Small Cap Growth Fund: Series I Shares Sub-Account will be changed to reflect the AIM V.I. Small Cap Equity Fund: Series I Shares Sub-Account.

Effective May 1, 2007, all references and information contained in the prospectus for your policy related to the AIM V.I. Small Cap Growth Fund: Series I Shares Sub-Account will be removed.